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                                                                   Exhibit 10(j)
                                                                   -------------



                               THE RIVAL COMPANY

                          DEFERRED COMPENSATION PLAN

                             FOR OUTSIDE DIRECTORS





                          Effective February 11, 1997

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     The Rival Company, a Delaware corporation (the "Company"), adopts the Rival
Company Deferred Compensation Plan for Outside Directors (the "Plan"), effective February 11, 1997.


I.   Purpose
     -------

     The purpose of the Plan is to provide the Company's Outside Directors an opportunity to defer payment of all or part of their Eligible Compensation in accordance with the terms and conditions set forth herein.


II.  Definitions
     -----------

     (1) "Annual Fees" means the cash portion of (i) any annual fee payable to an Outside Director for service on the Board, (ii) any other fee determined on an annual basis and payable for service on, or for acting as chairperson of, any committee of the Board and (iii) any similar annual fee payable in respect of service on the board of directors of any Subsidiary or any committee of any such board of directors.

     (2) "Beneficiary" or "Beneficiaries" means a person or other entity designated by a Participant on a Beneficiary Designation form to receive the payment of the Deferred Benefit in the event of the Participant's death.

     (3) "Beneficiary Designation Form" means the form approved by the Board to be used by Participants to name their respective Beneficiaries, as attached hereto as Exhibit B.

     (4)  "Board" means the Board of Directors of the Company.

     (5)  "Common Stock" means the Company's common stock.

     (6) "Deferral Election" means the election of a Participant, made in accordance with the terms and conditions of the Plan, to defer all or a portion of the Participant's Eligible Compensation for a Deferral Year.

     (7) "Deferral Election Form" means the form approved by the Board pursuant to which a Participant makes a Deferral Election, as attached hereto as Exhibit A.

     (8) "Deferral Year" means the calendar year commencing on the first day of each year following an individual's election as an Outside Director of the Company; provided, however, that (i) the Deferral Year 1997 shall be the remainder of the year commencing April 1, 1997, and (ii) if an individual becomes an Outside Director for the first time on any date other than the date of the

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Annual Meeting of Shareholders of the Company, the Deferral Year shall be the remainder of the year commencing on the first day of the calendar quarter following the date such individual becomes an Outside Director.

     (9) "Deferred Benefit" means an amount that will be paid on a deferred basis under the Plan to a Participant who has made a Deferral Election pursuant to Section V.

     (10) "Deferred Compensation Account" means the bookkeeping record established for each Participant. A Deferred Compensation Account is established only for purposes of measuring a Deferred Benefit and not to segregate assets or to identify assets that may be used to pay a Deferred Benefit.

     (11) "Director Fees" means the aggregate of a Participant's Annual Fees and Meeting Fees.

     (12) "Election Date" means December 31 of the year preceding the beginning of the Deferral Year; provided, however, that (i) the Election Date for the Deferral Year 1997 shall be March 31, 1997, and (ii) if an individual becomes an Outside Director for the first time on any date other than the date of the Annual Meeting of Shareholders of the Company, the Election Date for such Deferral Year shall be the last day of the calendar quarter in which such individual first becomes an Outside Director.

     (13) "Eligible Compensation" means a Participant's Director Fees earned for service during the relevant Deferral Year.

     (14) "Fair Market Value" of a share of Common stock means (i) during any period that the Common Stock is actively traded, the arithmetic average of the closing prices of a share of Common Stock on the NASDAQ for the last five trading days prior to the date of determination, or (ii) during any period that the Common Stock is not actively traded, pursuant to such other method as the Board may reasonably specify for determining the Common Stock's fair market value.

     (15) "Meeting Fees" means (i) any meeting fee payable in respect of attendance at or participation in meetings of the Board or any committee of the Board or any meeting of the stockholders of the Company and (ii) any similar meeting fee payable in respect of service on the board of directors of any Subsidiary or any committee of any such board of directors.

     (16) "Outside Director" means a duly-elected member of the Board who is not an employee of the Company or any of its majority-owned Subsidiaries.

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     (17) "Participant" means an Outside Director who participates in the Plan pursuant to Section IV.

     (18) "Phantom Stock Unit" means a bookkeeping unit representing one share of Common Stock.

     (19) "Phantom Stock Deferral" means a Deferred Benefit that is credited to a Participant's Deferred Compensation Account as a number of Phantom Stock Units.


III. Administration

     (1)  Authority. The Board or a committee designated pursuant to paragraph
(2) below will be responsible for administering the Plan. The Board or such committee will have authority to adopt such rules as it may deem appropriate to carry out the purposes of the Plan, and shall have authority to interpret and construe the provisions of the Plan and any agreements under the Plan and to make determinations pursuant to any Plan provision.

     (2) Delegation. The Board may designate a committee composed of one or more members of the Board other than Outside Directors to carry out its responsibilities, under such conditions as it may set.


IV.  Eligibility

     (1) Outside Directors.  All Outside Directors may participate in the Plan.

     (2) Becoming a Participant. An Outside Director becomes a Participant for any Deferral Year by filing a Deferral Election Form according to Section V.


V.   Deferral Elections

     (1) General Provisions. A Participant may elect to defer all or a specified percentage (in multiples of 10 percent) of the Participant's Eligible Compensation for a Deferral Year, in the manner provided in this Section.

     (2) Deferral Election Forms. Before the Election Date applicable to a Deferral year, each Outside Director will be provided with a Deferral Election Form and a Beneficiary Designation Form. In order for an Outside Director to participate in the Plan for a given Deferral Year, a Deferral Election Form, completed and signed by the Participant, must be delivered to the Secretary of the Company on or prior to the applicable Election

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Date. An Outside Director electing to participate in the Plan for a given
Deferral Year shall indicate on his Deferral Election Form:

          (a) the percentage of Eligible Compensation for the applicable Deferral Year to be deferred (in multiples of 10 percent); and

          (b) the Participant's election to have distribution of his Deferred Benefit commence on the earliest to occur of (i) the last day of the calendar quarter following termination of the Participant's service as an Outside Director, or (ii) the date or dates specified by the Participant in such Form; provided, however, that any such election concerning the commencement of distribution of a Participant's Deferred Benefit shall be subject to the terms and conditions of Section VI(2).

     (3) Revocation or Change of Deferral Election. A Participant may revoke or change a Deferral Election applicable to a Deferral Year. To be effective, a revocation or change must be in writing and signed by the Participant, must express the Participant's intention to revoke or change the Participant's Deferral Election applicable to that Deferral Year, and must be delivered to the Secretary of the Company before the close of business on the Election Date applicable to such Deferral Year. Any purported revocation or change that does not comply with this Section will not be given effect.


VI.  Deferred Benefits and Distributions

     (1)  Deferred Compensation Accounts.

          (a) Establishment of Accounts. A Participant's deferrals will be credited to a Deferred Compensation Account established by the Company for that Participant. Each Deferred Compensation Account will be credited with earnings as provided in paragraph (2) below.

          (b) Credits to Deferred Compensation Accounts. A bookkeeping account will be established for each Director who makes a Deferral Election. Eligible Compensation deferred will be credited to each Participant's account quarterly as of the last day of each calendar quarter during the Deferral Year, as Phantom Stock Units representing shares of Common Stock of the Company (including fractions thereof). The number of Phantom Stock Units credited to each Participant's account will be determined by dividing (i) the amount of Compensation deferred by (ii) the Fair Market Value of a share of Common Stock of the Company as of the date credited.

          (c) Account Statements.  The Company will furnish each

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Participant with a statement setting forth the value of such Participant's
Deferred Compensation Account as of the end of each Deferral Year and all credits to and payments from the Deferred Compensation Account during such year. Such statement will be furnished no later than 60 days after the end of each Deferral Year.

     (2) Dividend Equivalents on Phantom Stock Deferrals. Upon the payment of dividends or other distributions in respect of the Common Stock, a participant's Deferred Compensation Account will be credited with an additional number of Phantom Stock Units equal to the product of (i) the number of Phantom Stock Units credited to the Participant's Deferred Compensation Account and (ii) the quotient of (A) the amount of cash or the value (as determined by the Board) of any securities or other property paid or distributed in respect of one share of Common Stock divided by (B) the Fair Market Value of one share of Common Stock as of the date credited.

     (3) Payment of Deferred Benefit. A Participant's Deferred Benefit shall become payable to the Participant commencing after the date (the "Payment Date") which is the earliest to occur of:

          (a) the last day of the calendar quarter in which the termination of the Participant's service as an Outside Director of the Company occurs; or

          (b) the date or dates specified in the Deferral Election Form executed by the Participant.

     (4)  Amount, Manner and Time of Payment.

          (a) The Fair Market Value of Phantom Stock Units shall be calculated as of the Payment Date.

          (b) All payments of Deferred Benefits under the Plan will be made in cash as soon as practicable, but in no event later than 30 days following the Payment Date.

          (c) The Company shall pay a Participant's Deferred Benefit in a single lump sum or in multiple installments, as specified in the Participant's Deferral Election Form.

          (d) In the event of a Participant's death, the Participant's entire Deferred Benefit will be distributed in a lump sum to the Participant's designated Beneficiary or Beneficiaries, or in the absence of any designated Beneficiary, to the Participant's estate.


VII.  Designation of Beneficiary on Death
      -----------------------------------

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     (1)  Beneficiary Designations. Each Participant may designate a Beneficiary to receive any Deferred Benefit due under the Plan upon the Participant's death by executing a Beneficiary Designation Form. A Beneficiary designation is not binding on the Company until the Secretary of the Company receives the Beneficiary Designation Form. If no designation is made or no designated Beneficiary is alive (or in the case of an entity designated as a Beneficiary, in existence) at the time of the Participant's death, payments due under the Plan will be made to the Participant's estate.

     (2) Change of Beneficiary Designation. A Participant may change an earlier Beneficiary designation by executing a later Beneficiary Designation Form. The execution of a Beneficiary Designation Form revokes and rescinds any prior Beneficiary Designation Form.


VIII. Amendments
      ----------

     (1) General Power of Board. The Plan may be altered, amended, suspended, or terminated at any time by the Board in its sole discretion.

     (2) When Participant's Consent Required. Except for a termination of the Plan caused by the Board's determination that the laws upon which the Plan is based have changed in a manner that negates the Plan's objectives, the Board may not alter, amend, suspend, or terminate the Plan without the consent of any Participant to the extent that such action would result in the distribution to such Participant of an amount then credited to his Deferred Compensation Account in any manner other than as provided in the Plan.


IX.  Company's Obligation
     --------------------

     The Plan will be funded from the general corporate assets of the Company and no assets will be placed in trust or otherwise set aside to fund Deferred Compensation Accounts. Each Participant or Beneficiary will be an unsecured creditor of the Company. Amounts payable under the Plan will be satisfied solely out of the general assets of the Company, subject to the claims of the Company's creditors. No Participant, Beneficiary or any other person shall have any interest in any fund or in any specific asset of the Company by reason of any amount credited to the Participant hereunder, nor shall any Participant, Beneficiary or any other person have any right to receive any distribution under the Plan, except as and to the extent expressly provided in the Plan.

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X.   Restrictions on Transfer
     ------------------------

     The Company shall pay all amounts payable under the Plan only to the Participant or Beneficiary designated under the Plan to receive such amounts. Neither a Participant nor his Beneficiary shall have any right to anticipate, alienate, sell, transfer, assign, pledge, encumber or change any benefit to which such Participant or Beneficiary may become entitled under the Plan, and any attempt to do so shall be void. A Deferred Benefit shall not be subject to attachment, execution by levy, garnishment, or other legal or equitable process for a Participant's or Beneficiary's debts or other obligations.



XI.  Election, Revocation and Change Notices
     ---------------------------------------

     Notices of election, revocation of election, or change of election under the Plan must be in writing. Any such notice will be deemed delivered to the Secretary of the Company on the date it is (i) delivered personally to the Secretary of the Company at 600 East 101st Terrace, Kansas City, Missouri, 64131, Attn: Secretary of the Company (or at such other address as the Company may from time to time designate as the address for the receipt of such notices of election, revocation or change of election under the Plan), (ii) mailed by registered mail or certified mail to the Secretary of the Company at such address, or (iii) sent by facsimile transmission to the Secretary of the company at (816) 943-4123 (or such other facsimile transmission number as the Company may designate from time to time for the receipt of such notices under the Plan), provided that an original signed election or revocation of election is received by the Secretary of the Company no later than 10 business days after such transmission.


XII. Waivers
     -------

     The waiver of a breach of any provision in the Plan shall not operate as and may not be construed as a waiver of any later breach.


XIII. Governing Law
      -------------

     The Plan shall be construed in accordance with and governed by the laws of the State of Delaware.

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XIV.  Effective Date
      --------------

      The Plan shall be effective as of February 11, 1997 and Deferral Elections may be made beginning with Eligible Compensation earned during the calendar quarter year beginning April 1, 1997.


XV.   Construction
      ------------

      The headings in the Plan are included for convenience of reference only and are to be ignored in any construction of the Plan's provisions. If a provision of the Plan is not valid or enforceable, that fact shall in no way affect the validity or enforceability of any other provision. Use of one gender includes the other, and the singular and plural include each other. The provisions of the Plan are binding on the Company and its successors or assigns, and on the Participants, their Beneficiaries, heirs, and personal representatives.



XVI.  No Right to Reelection
      ----------------------

      Nothing in the Plan shall be deemed to create any obligation on the part of the Board to nominate any of its members for reelection by the Company's shareholders, nor confer upon any Outside Director the right to remain a member of the Board for any period of time, or at any particular rate of compensation.

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                                   EXHIBIT A

                               THE RIVAL COMPANY
                          DEFERRED COMPENSATION PLAN
                             FOR OUTSIDE DIRECTORS
                             ---------------------

                            Deferral Election Form
                            ----------------------

TO:  Secretary,
     The Rival Company

     I acknowledge having received a copy of The Rival Company Deferred Compensation Plan for Outside Directors, as adopted by the Board effective February 11, 1997, and I am familiar with the terms of the Plan. I elect to become a Participant for the Deferral Years specified below, according to the Plan's terms and according to the elections completed below. Capitalized terms used herein have the meaning specified in the Plan.


A:   Deferral of Director Fees
     -------------------------

          _____ 1. Please defer all of my Director Fees for the Deferral Year commencing ___________________, 19__, and for each subsequent Deferral Year during my service as an Outside Director of the Company, as a Deferred Benefit according to the terms of the Plan, until this Deferral Election is revoked pursuant to the terms of the Plan.

          _____  2. Please defer _________% (in ten percent increments) of my
                    Director Fees for the Deferral Year commencing __________________, 19___ as a Deferred Benefit according to the terms of the Plan.

          _____  3. I do not wish to defer my Director Fees.


B:   Form of Deferral:
     ----------------

     I elect to have my Director Fees deferred pursuant to my election in Section A above credited to my Deferred Compensation Account as a Phantom Stock Deferral.


C:   Commencement of Deferred Benefit Payments:
     -----------------------------------------

     I elect to have payment of the Deferred Benefit due me under the Plan commence (check only one alternative):

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                 1. on the last day of the calendar quarter in which the
          ----- termination of my service as an Outside Director of the Company occurs; or

                 2. on the earlier of:
          -----
                    (a) the last day of the calendar quarter in which the
                 termination of my service as an Outside Director of the Company occurs, or

                    (b) the following specified date or dates:

                    ------------------------------------------------------------

                    ------------------------------------------------------------


D.  Payment in Lump Sum or in Installments
    --------------------------------------

    I elect to receive payment of the Deferred Benefit due me under the Plan (check only one alternative):

                 1. In a lump sum, or
          -----
                 2. In installments as follows:
          -----
                    ------------------------------------------------------------

                    ------------------------------------------------------------

                    ------------------------------------------------------------

E.   Revocation or Change of Election:
     ---------------------------------

     I understand and acknowledge that my elections made pursuant to this Deferral Election Form, once made, may only be revoked or changed prior to the commencement of a Deferral Year pursuant to the terms of the Plan.


---------------------
Date
                                                       -------------------------
                                                       Signature

                                                       -------------------------
                                                       Name (Please Print)


                                                       -------------------------

                                                       -------------------------

                                                       Mailing Address

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                                   EXHIBIT B

                               THE RIVAL COMPANY
                          DEFERRED COMPENSATION PLAN
                             FOR OUTSIDE DIRECTORS
                             ---------------------

                         Beneficiary Designation Form
                         ----------------------------

TO:  Secretary,
     The Rival Company

          I designate __________________________________________________________
_______________________________________________________________________________,
who may be contacted at the following address __________________________________ _______________________________________________________, as my primary
Beneficiary(ies) of any benefits that become payable under The Rival Company Deferred Compensation Plan for Outside Directors (the "Plan") as a result of my death.

          If a designated Beneficiary survives me but dies (or if a trust, terminates) before all benefits have been paid to the Beneficiary, I direct the remainder of the payments to be made as the Beneficiary designates, or if the Beneficiary fails to properly execute a Beneficiary designation, to the Beneficiary's estate, or, if a trust, to the trustee to be distributed in accordance with the terms of the trust.

          This designation revokes and rescinds any prior Beneficiary designation made by me under the Plan.

          If a Beneficiary is not named, or if there is no Beneficiary otherwise in existence at the time of my death, I understand that payments will be made to my estate.

          I understand that this Beneficiary designation applies until revoked by my written request.

          I also understand that, in executing this Beneficiary designation, I agree to be bound by the terms and conditions of the Plan and agree that such terms and conditions are binding upon my Beneficiary(ies), distributees and personal representatives.

---------------------                                 --------------------------
Date                                                  Signature

                                                      --------------------------
                                                      Name (Please Print)

                                                      --------------------------

                                                      --------------------------
                                                      Mailing Address

-183785

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